UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-04521

T. Rowe Price State Tax-Free Income Trust

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: February 28

Date of reporting period: August 31, 2016

Item 1. Report to Shareholders

New York Tax-Free Money Fund	August 31, 2016

The views and opinions in this report were current as of August 31, 2016. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Tax-free municipal bonds performed well in the six-month period ended August 31, 2016, with the Barclays Municipal Bond Index returning 3.14%. With solid fundamentals and relatively attractive yields, munis generated strong demand as global growth expectations slowed, interest rates on many high-quality government bonds in developed markets were near or below 0%, and market volatility escalated after Britain’s late-June vote to leave the European Union. Longer-maturity municipal bonds outperformed shorter-maturity issues as longer-term rates fell to record lows. Lower-quality securities outperformed higher-quality bonds as investors continued to search for yield. In this environment, the New York Tax-Free Bond Fund posted a solid return, though it lagged its peer group. The New York Tax-Free Money Fund’s return was roughly flat.

ECONOMY AND INTEREST RATES

U.S. economic growth has been sluggish thus far in 2016, with gross domestic product (GDP) increasing at an annual rate of only 1.1% in the second quarter, according to the most recent estimate, and 0.8% in the first quarter. We believe economic growth will improve in the second half of the year. While productivity growth is subpar, the labor market has been strong—and resilient in the face of unfavorable economic developments overseas—but the pace of employment growth has moderated in recent months. The national unemployment rate was 4.9% in August, near an eight-year low.

Broad measures of inflation have remained very low due to continued low prices of oil and other commodities—which is a plus for consumers and many businesses—but core inflation, which excludes food and energy costs, has been firming. The Fed raised short-term rates last December, but due to the slowdown in global economic activity and elevated risks, the central bank has kept rates unchanged thus far in 2016. However, we believe that another Fed rate hike is possible by the end of the year if the labor market recovery persists and measures of domestic demand strengthen.

The Treasury yield curve flattened over the last six months, as shorter-term yields were little changed and longer-term yields declined. Shorter-term municipal bond yields modestly increased, while 10- and 30-year muni yields fell to a greater degree than their Treasury counterparts with similar maturities. As a result, high-quality 30-year muni yields are now lower than the 30-year U.S. government bond yield.

Nonetheless, municipals still offer relative value for many fixed income investors on an after-tax basis. As of August 31, 2016, the 2.12% yield offered by a 30-year tax-free general obligation (GO) bond rated AAA was 95% of the 2.23% pretax yield offered by a 30-year Treasury bond. Including the 3.8% net investment income tax that took effect in 2013 as part of the Affordable Care Act, the top marginal federal tax rate currently stands at 43.4%. An investor in this tax bracket would need to invest in a taxable bond yielding about 3.75% to receive the same after-tax income as that generated by the municipal bond. (To calculate a municipal bond’s taxable-equivalent yield, divide the yield by the quantity of 1.00 minus your federal tax bracket expressed as a decimal—in this case, 1.00 – 0.434, or 0.566.)

When Less Is Really More

Despite low nominal yields, municipal bonds remain attractive for investors facing high income taxes. The interest income from a tax-free municipal bond is exempt from federal income taxes.* In addition, most states and cities do not tax income earned on their own bonds for their residents. A municipal bond could, therefore, be triple-tax-free—exempt from federal, state, and local taxes. Tax-free municipal bond income is also exempt from a net investment income tax that took effect in 2013, in which a 3.8% tax is imposed on the lesser of your total net investment income or your modified adjusted gross income in excess of $250,000 (for married couples filing jointly) or $200,000 for single individuals.

Even though munis typically pay less than taxable issues, investors in the highest tax brackets are likely to realize higher after-tax, bottom-line results from tax-exempt securities. As you can see in the table below, an investor in the 33% federal tax bracket would need to purchase a taxable security yielding 7.5% to match the after-tax return of a municipal security yielding 5.0%.

Factoring in state and local income tax rates—which, of course, will vary widely—makes calculating the taxable-equivalent yield more complicated. However, the taxable-equivalent yields listed in the table would be even higher. This underscores the advantage of tax-free income provided by municipal securities.

Tax-Exempt Yields and Taxable-Equivalent Yields

Tax-Exempt Yields	Taxable-Equivalent Yields					
	Your Federal Marginal Tax Bracket					
	25.0%	28.0%	33.0%	36.8%**	38.8%**	43.4%**
1.0%	1.3%	1.4%	1.5%	1.6%	1.6%	1.8%
1.5	2.0	2.1	2.2	2.4	2.5	2.7
2.0	2.7	2.8	3.0	3.2	3.3	3.5
2.5	3.3	3.5	3.7	4.0	4.1	4.4
3.0	4.0	4.2	4.5	4.8	4.9	5.3
3.5	4.7	4.9	5.2	5.5	5.7	6.2
4.0	5.3	5.6	6.0	6.3	6.5	7.1
4.5	6.0	6.3	6.7	7.1	7.4	8.0
5.0	6.7	6.9	7.5	7.9	8.2	8.8

* Some municipal bond income may be subject to the federal alternative minimum tax (AMT).

** These federal marginal tax brackets include an additional 3.8% net investment income tax.

Note: When comparing yields in this manner, make sure to compare securities or mutual funds of similar credit quality and maturity or the comparison will not be valid. This chart is for illustrative purposes only and does not represent the performance of any specific security.

MUNICIPAL MARKET NEWS

August was an unusually busy month for municipal bond issuance, according to The Bond Buyer, lifting total year-to-date issuance to $290 billion. Issuance had declined through April relative to the same period last year, but the pace of deals has picked up since that time, coinciding with the sizable decline in muni yields. Strong demand, as evidenced by the 48 consecutive weeks of inflows into municipal bond funds, effectively offset the added net supply in the last few months.

Generally, fundamentals for municipal issuers remain solid, and most issuers in the $3.7 trillion municipal bond market have been fiscally responsible. State and local governments in general have been cautious about adding to indebtedness since the 2008 financial crisis, and a strengthening economy has helped tax revenues rebound. Over 60% of the market, as measured by the Barclays Municipal Bond Index, is AAA or AA rated.

Although the market is overwhelmingly high quality, many states and municipalities are grappling with underfunded pensions and other post-employment benefit (OPEB) obligations. New reporting rules from the Governmental Accounting Standards Board are bringing greater transparency to state and local governments’ pension funding gaps, long-term risks that investors often overlooked in the past. We believe the market will increasingly price in higher pension risks over time, as the magnitude of unfunded liabilities becomes more conspicuous.

The financial condition of the Commonwealth of Puerto Rico continued to worsen over the last six months, but on June 30, President Barack Obama signed the Puerto Rico Oversight, Management, and Economic Stability Act (PROMESA) into law to help the island return to fiscal solvency. The legislation authorized a federal fiscal oversight board to help the struggling U.S. territory improve its finances and restructure its debt. However, the new law didn’t pass in time to prevent further defaults as Puerto Rico’s liquidity situation deteriorated. The commonwealth defaulted on about $400 million of debt in May and later defaulted on nearly $800 million in general obligation debt service due July 1. There was little impact to the broader municipal market, as news of the default was tempered by the legislative action and some level of payment default was widely expected. T. Rowe Price’s municipal team has long maintained that Puerto Rico’s debt burden is unsustainable and would eventually need to be restructured. Our New York funds have had no exposure to Puerto Rico for some time.

In terms of sector performance, revenue bonds outperformed state and local GOs during the last six months. We continue to favor bonds backed by a dedicated revenue stream over GOs, as we consider revenue bonds to be largely insulated from the pension funding concerns facing state and local governments. Across our municipal platform, we have an overweight to the higher-yielding health care and transportation revenue-backed sectors. Among revenue bonds, hospital and leasing were the best-performing segments, while resource recovery bonds lagged the broader market but still posted positive results. High yield tobacco bonds significantly outperformed the broad muni market for the period.

NEW YORK MARKET NEWS

The New York economy advanced at a slightly slower pace than the national rate in 2015, growing 1.4% compared with the nation’s real GDP increase of 2.4%. Total employment in the state was over 9.2 million, but New York’s 1.7% employment growth lagged the 2.1% increase for the U.S. However, there are some strong points. The state’s unemployment rate was 4.7% in July 2016, down from 5.1% a year earlier and slightly more favorable than the national rate of 4.9%. New York’s per capita income was 121% of the U.S.’s.

The state’s financial position remains satisfactory. For the fiscal year that ended March 31, 2016, the state’s general fund (the primary operating fund) generated $69.7 billion in cash receipts, including transfers from other funds, and $68.0 billion in disbursements, including transfers. The total general fund balance, on a cash basis and including the rainy day and other funds, was $8.9 billion, or 13.1% of expenses.

Moody’s Investors Service rates New York State general obligation debt Aa1, while Standard & Poor’s (S&P) and Fitch both rate the bonds AA+. All three agencies maintain a stable outlook on their respective ratings. New York City’s credit ratings are Aa2 from Moody’s, AA from S&P, and AA from Fitch—all with stable outlooks.

New York is the second most heavily indebted state, with $60 billion of net tax-supported debt, according to Moody’s 2016 State Debt Medians Report. The state ranks fifth for debt per capita at $3,021 and sixth for debt as a percentage of personal income at 5.4%. Nevertheless, unlike many other states, New York’s pension funds are well funded, with an aggregate funded ratio of 98% as of March 31, 2016. However, the Empire State’s aggregate OPEB liability is high at $63 billion and was completely unfunded. Most of New York’s debt is appropriation backed, meaning that the legislature must approve debt service payments on these obligations annually and has no legal requirement to continue consenting to these expenses.

New York City continues to exhibit good fiscal management. Unaudited results for fiscal year 2016 (which ended June 30) shows net cash receipts of $90 billion (net of capital expenditures), up 8% from the previous year, while net cash expenses were $88 billion, up 6%.

PORTFOLIO REVIEW

New York Tax-Free Money Fund
Your fund returned 0.01% in the six-month period ended August 31, 2016, which trailed the 0.04% return of the Lipper New York Tax-Exempt Money Market Funds Index.

While other markets reacted by moving yields higher in response to the Fed rate increase in December 2015, municipal money markets were slow to react, and yields remained in the low single digits for the first few months of the year. However, since our last letter, seven-day yields increased 60 basis points to finish the reporting period at 0.62%. Longer-maturity yields out to one year moved higher in sync with changes in the front end of the curve, with yields rising by 20 basis points to 0.57%.

Fund consolidation and asset movements resulting from the Securities and Exchange Commission’s money market fund reform have been the primary drivers moving yields in the front end to levels not seen since 2009. This has recently caused the front end of the money market curve to become inverted, which means investors are receiving higher yields for short-term securities than for longer maturities. According to iMoneyNet, tax-exempt assets under management (AUM) are currently at $152.9 billion, down over $107 billion, or 41.2%, for the year. The industry has seen outflows across all types of portfolios. For example, national retail and institutional funds have lost an average of 43.3% of assets, while tax-free state retail and institutional funds lost an average of 36.0%. In anticipation of money market fund reform and potentially large asset shifts within the industry, we took a more defensive posture and shortened the fund’s weighted average maturity and weighted average life.

Supply and demand imbalances, which had been a market constant since 2008, keeping yields depressed, have finally subsided. Over the last few months, money market industry outflows related to reform have brought supply and demand more into balance. Over the last couple of years, industrywide tax-exempt AUM exceeded the supply of variable rate demand notes (VRDN) outstanding. Tax-exempt assets ended 2015 at $260.2 billion, while VRDNs outstanding ended the year at $177.5 billion. Since then, tax-exempt money fund assets have seen a significant drop, while the supply of VRDNs has remained stable. As shown in the Portfolio Composition chart, VRDNs make up the largest portion of our fund. More industry consolidation is expected as the SEC reform compliance date of October 14 approaches.

As always, credit quality plays a large role in the management of the New York Tax-Free Money Fund. As a policy, we favor highly rated debt such as housing, education, and dedicated tax revenue bonds. Some prominent positions in the portfolio include New York City Housing Authority, Columbia University, and New York State Personal Income Tax bonds. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

As the Fed raises rates, shareholders can expect to see rising returns; however, the path toward rate normalization is expected to be long and slow. As always, we remain committed to managing a highly liquid, diversified portfolio focused on liquidity and stability of principal, which we deem of utmost importance to our valued shareholders.

New York Tax-Free Bond Fund
Your fund returned 3.42% for the six-month period ended August 31, 2016, underperforming the Lipper New York Municipal Debt Funds Average, which returned 3.84%. While the fund outperformed the Barclays Municipal Bond Index, our shorter-duration positioning and underweight in tobacco securitization bonds detracted relative to our New York peer group.

Over a longer time horizon, the fund’s performance versus its peers is solid, placing it in the top quintile in the trailing 10-year period. Based on cumulative total return, Lipper ranked the New York Tax-Free Bond Fund 59 of 96, 39 of 94, 29 of 84, and 12 of 64 New York municipal debt funds for the 1-, 3-, 5-, and 10-year periods ended August 31, 2016, respectively. (Results will vary for other time periods. Past performance cannot guarantee future results.)

In terms of yield curve positioning, we continue to believe that the long end of the yield curve represents the best relative value. Our purchases over the period were concentrated in securities with maturities of 20 years and longer, extending the fund’s weighted average maturity from 16.6 years to 17.7 years. The fund’s duration moved modestly longer during the period and is now in line with that of the Barclays index, at 4.7 years. However, our internal analysis shows that our duration was shorter than that of our peers, which was a headwind as the yield curve flattened.

We continue to favor revenue bonds over GO debt in light of our long-held concerns that many municipalities will face challenges related to increased pension and health care liabilities, and this positioning benefited the portfolio during the period. Education, health care, and transportation—sectors where we can often find higher yields—represent just over half the portfolio’s net assets.

Persistently low rates have enabled issuers to refinance older, high-cost debt at more favorable terms. As a result, our prerefunded holdings increased by almost three percentage points over the last six months, leaving the fund slightly overweight in the sector. Prerefunded bonds underperformed due to their high-quality and shorter-duration characteristics. However, our allocation to the sector provides the fund with a modest increase in liquidity in addition to cash, which we believe is appropriate within the recent volatile rate environment, and it leaves us well positioned to take advantage of the possibility of rising interest rates.

Security selection was especially beneficial for the portfolio, reflecting our strong fundamental research capabilities. Our lower-rated holdings in the higher education and health care sectors, such as Westchester County Local Development Corporation (Westchester Medical Center) and New Rochelle Local Development Corporation (Iona College), delivered solid returns. The fund’s holdings in bonds related to New York City real estate also performed exceptionally well, including New York Liberty Development Corporation (3 World Trade Center). (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

High-quality AAA and AA holdings make up just under half the portfolio, a slight reduction from six months ago. We were able to add to our overweight in A rated bonds, as the new issue market offered us the opportunity to diversify away from the large state- and New York City-related issuers that typically dominate the New York tax-exempt marketplace. We maintained a modest exposure to below investment-grade and unrated bonds. Our credit quality positioning proved beneficial to performance during the period as lower-quality holdings outperformed.

OUTLOOK

We believe that the municipal bond market remains a high-quality market that offers good opportunities for long-term investors seeking tax-free income. Fundamentals are sound overall, and technical support should persist as global economic uncertainties further increase demand for the relatively high-quality and somewhat insulated municipal bond asset class. Amid increased volatility, we expect the Fed to approach the next rate hike with an added degree of caution and believe we could remain in a low-rate environment for some time. If signs of economic recovery prompt the Fed to continue raising short-term interest rates, muni bond yields are likely to rise along with Treasury yields—although probably not to the same extent. While higher yields typically pressure bond prices, we expect any potential Fed rate increases to be gradual and modest. Moreover, munis should be less susceptible to rising rates than Treasuries given their attractive tax-equivalent yields and the steady demand for tax-exempt income.

While we believe that many states deserve high credit ratings and will be able to continue servicing their debts, we have longer-term concerns about significant funding shortfalls for pensions and OPEB obligations in some jurisdictions. These funding gaps stem from investment losses during the financial crisis, insufficient plan contributions over time, and unrealistic return assumptions. Although few large plans are at risk of insolvency in the near term, the magnitude of unfunded liabilities is becoming more conspicuous in a few states.

Ultimately, we believe T. Rowe Price’s independent credit research is our greatest strength and will remain an asset for our investors as we navigate the current market environment. As always, we focus on finding attractively valued bonds issued by municipalities with good long-term fundamentals—an investment strategy that we believe will continue to serve our investors well.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

Joseph K. Lynagh
Chairman of the Investment Advisory Committee
New York Tax-Free Money Fund

Konstantine B. Mallas
Chairman of the Investment Advisory Committee
New York Tax-Free Bond Fund

September 21, 2016

The committee chairmen have day-to-day responsibility for managing the portfolios and work with committee members in developing and executing the funds’ investment programs.

RISKS OF INVESTING IN A RETAIL MONEY MARKET FUND

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. Beginning October 14, 2016, the Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

RISKS OF INVESTING IN FIXED INCOME SECURITIES

Bonds are subject to interest rate risk (the decline in bond prices that usually accompanies a rise in interest rates) and credit risk (the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default by failing to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. The fund is less diversified than one investing nationally. Some income may be subject to state and local taxes and the federal alternative minimum tax.

GLOSSARY

Barclays Municipal Bond Index: A broadly diversified index of tax-exempt bonds.

Basis point: One one-hundredth of one percentage point, or 0.01%.

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of five years would fall about 5% in price in response to a one-percentage-point rise in interest rates, and vice versa.

Federal funds rate: The interest rate charged on overnight loans of reserves by one financial institution to another in the United States. The Federal Reserve sets a target federal funds rate to affect the direction of interest rates.

General obligation (GO) debt: A government’s strongest pledge that obligates its full faith and credit, including, if necessary, its ability to raise taxes.

Gross domestic product (GDP): The total market value of all goods and services produced in a country in a given year.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in categories defined by Lipper Inc.

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Other post-employment benefits (OPEB): Benefits paid to an employee after retirement, such as premiums for life and health insurance.

Prerefunded bond: A bond that originally may have been issued as a general obligation or revenue bond but that is now secured by an escrow fund consisting entirely of direct U.S. government obligations that are sufficient for paying the bondholders.

Revenue (or revenue-backed) bond: A bond issued to fund specific projects, such as airports, bridges, hospitals, or toll roads, where a portion of the revenue generated is used to service the interest payments on the bonds.

SEC yield (7-day): A method of calculating a money fund’s yield by annualizing the fund’s net investment income for the last seven days of each period divided by the fund’s net asset value at the end of the period. Yield will vary and is not guaranteed.

SEC yield (30-day): A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. Yield will vary and is not guaranteed.

Variable rate demand note (VRDN): Generally, a debt security that requires the issuer to redeem at the holder’s discretion on a specified date or dates prior to maturity. Upon redemption, the issuer pays par to the holder who loses future coupon payments that might otherwise be due. The VRDN might be especially attractive at times of rising rates, to protect against interest rate risk by redeeming at par value and reinvesting proceeds in a new bond.

Weighted average life: A measure of a fund’s credit quality risk. In general, the longer the average life, the greater the fund’s credit quality risk. The average life is the dollar-weighted average maturity of a portfolio’s individual securities without taking into account interest rate readjustment dates. Money funds must maintain a weighted average life of less than 120 days.

Weighted average maturity: A measure of a fund’s interest rate sensitivity. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities. Money funds must maintain a weighted average maturity of less than 60 days.

Yield curve: A graph depicting the relationship between yields and maturity dates for a set of similar securities. A security with a longer maturity usually has a higher yield. If a short-term security offers a higher yield, then the curve is said to be “inverted.” If short- and long-term bonds are offering equivalent yields, then the curve is said to be “flat.”

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	6 Months Ended 8/31/16	Year Ended 2/29/16	2/28/15	2/28/14	2/28/13	2/29/12
NET ASSET VALUE						
Beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Investment activities						
Net investment income[1]	–[2][3][4]	–[2][3][4]	–[2][3][4]	–[2][3][4]	–[2][3][4]	–[2][3][4]
Net realized and unrealized gain / loss	–[2]	–[2]	0.00	–[2]	–[2]	–[2]
Total from investment activities	–[2]	–[2]	–[2]	–[2]	–[2]	–[2]
Distributions						
Net investment income	–[2]	–[2]	–[2]	–[2]	–[2]	–[2]
NET ASSET VALUE						
End of Period	**$ 1.00**	**$ 1.00**	**$ 1.00**	**$ 1.00**	**$ 1.00**	**$ 1.00**

Ratios/Supplemental Data

Total return[5]	**0.01%[3][4]**	**0.01%[3][4]**	**0.01%[3][4]**	**0.01%[3][4]**	**0.01%[3][4]**	**0.01%[3][4]**
Ratio of total expenses to average net assets	0.36%[3][4][6]	0.08%[3][4]	0.07%[3][4]	0.13%[3][4]	0.18%[3][4]	0.20%[3][4]
Ratio of net investment income to average net assets	0.01%[3][4][6]	0.01%[3][4]	0.01%[3][4]	0.01%[3][4]	0.01%[3][4]	0.01%[3][4]
Net assets, end of period (in thousands)	$ 55,338	$ 75,872	$ 71,356	$ 80,732	$ 81,235	$ 86,937

(1) Per share amounts calculated using average shares outstanding method.
(2) Amounts round to less than $0.01 per share.
(3) Excludes expenses in excess of a 0.55% contractual expense limitation in effect through 6/30/17.
(4) Includes the effect of voluntary management fee waivers and operating expense reimbursements of 0.19%, 0.47%, 0.48%, 0.42%, 0.37% and 0.35% of average net assets for the periods ended 8/31/16, 2/29/16, 2/28/15, 2/28/14, 2/28/13 and 2/29/12, respectively (see Note 5).
(5) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.
(6) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Amounts in 000s)

	Par	$ Value
OTHER COMMERCIAL PAPER 6.0%		
New York Power Auth., Series 2, TECP, 0.45%, 9/8/16	1,297	1,297
New York Power Auth., Series 2, TECP, 0.50%, 9/15/16	1,000	1,000
Port Auth. of New York & New Jersey, Series A, TECP 0.50%, 9/19/16 (1)	1,000	1,000
Total Other Commercial Paper (Cost $3,297)		3,297
OTHER MUNICIPAL DEBT 15.4%		
Dormitory Auth. of the State of New York, Sales Tax Series A, 5.00%, 3/15/17	475	486
Metropolitan Transportation Auth., Series A, 5.75%, 1/1/17	1,015	1,033
New York City, Series L-1, 5.00%, 4/1/17 (2)	225	231
New York City Transitional Fin. Auth., Future Tax Series D, 3.00%, 11/1/16	200	201
New York City Transitional Fin. Auth. Series B, 5.00%, 2/1/17	1,500	1,529
New York State Mortgage Agency, Series 196 0.40%, 10/1/16 (1)	745	745
Port Auth. of New York & New Jersey, Series 169 5.00%, 10/15/16 (1)	275	276
Port Auth. of New York & New Jersey, Series 179 5.00%, 12/1/16	175	177
Tender Option Bond Trust Receipts, New York City Municipal Water Fin. Auth., Series 2015-XM0002, VRTR, 0.59%, 9/8/16 (3)	1,000	1,000
Tender Option Bond Trust Receipts, Series ZF0381, VRTR 0.60%, 9/8/16 (3)	1,455	1,455
Triborough Bridge & Tunnel Auth. Series A-2, 3.00%, 11/15/16	400	402
Triborough Bridge & Tunnel Auth. Series B, 5.00%, 11/15/16	1,000	1,009
Total Other Municipal Debt (Cost $8,544)		8,544
VARIABLE RATE DEMAND NOTES 78.3%		
Dormitory Auth. of the State of New York, City Univ. Series C, VRDN, 0.61%, 9/8/16	1,000	1,000

Dormitory Auth. of the State of New York, Columbia Univ. Series A, VRDN, 0.60%, 9/8/16	300	300
Dormitory Auth. of the State of New York, Columbia Univ. Series B, VRDN, 0.55%, 9/8/16	2,100	2,100
Dormitory Auth. of the State of New York Culinary Institute of America, Series C, VRDN, 0.60%, 9/8/16	1,000	1,000
Dormitory Auth. of the State of New York, Fordham Univ. Series A-1, VRDN, 0.61%, 9/8/16	2,000	2,000
Dormitory Auth. of the State of New York, Rockefeller Univ. Series A, VRDN, 0.58%, 9/8/16	175	175
Dormitory Auth. of the State of New York, Rockefeller Univ. Series B, VRDN, 0.58%, 9/8/16	2,325	2,325
Jackson County, PCR, VRDN, 0.67%, 9/1/16	1,495	1,495
Metropolitan Transportation Auth. Series E-1, VRDN, 0.57%, 9/1/16	700	700
Metropolitan Transportation Auth. Series E-4, VRDN, 0.61%, 9/8/16	2,000	2,000
Nassau County Health Care Series C2, GO, VRDN, 0.55%, 9/8/16	2,330	2,330
Nassau County Interim Fin. Auth., Sales Tax Series A, VRDN, 0.62%, 9/8/16	700	700
Nassau County Interim Fin. Auth., Sales Tax Series B, VRDN, 0.61%, 9/8/16	2,000	2,000
New York City, Series I-3, GO, VRDN, 0.58%, 9/1/16	1,500	1,500
New York City Housing Dev. Corp., 201 Pearl Street Multi-Family, Series A, VRDN, 0.65%, 9/8/16	2,700	2,700
New York City Housing Dev. Corp., 245 East 124th Street VRDN, 0.64%, 9/8/16	1,900	1,900
New York City Housing Dev. Corp., Elliot Chelsea Dev. Series A, VRDN, 0.61%, 9/8/16	1,000	1,000
New York City Municipal Water Fin. Auth., Water & Sewer Series B2, VRDN, 0.58%, 9/1/16	1,300	1,300
New York City Transitional Fin. Auth. Series A-1, VRDN, 0.65%, 9/8/16	400	400

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price State Tax-Free Income Trust (the trust), is registered under the Investment Company Act of 1940 (the 1940 Act). The T. Rowe Price New York Tax-Free Money Fund (the fund) is a diversified, open-end management investment company established by the trust. The fund incepted on August 28, 1986. The fund seeks to provide preservation of capital, liquidity, and, consistent with these objectives, the highest level of income exempt from federal, New York state, and New York City income taxes.

In accordance with amendments to rules governing money market funds under the 1940 Act and as approved by the fund’s Board, the fund intends to operate as a retail money market fund. Accordingly, on or about July 1, 2016 the fund implemented policies and procedures to limit investments in the fund to accounts beneficially owned by natural persons. The fund’s principal investment strategies will remain the same; the fund will continue to value its securities at amortized cost and transact at a stable $1.00 NAV. Beginning October 14, 2016, the fund will have the ability to impose liquidity fees on redemptions and/or temporarily suspend redemptions (redemption gates) in the event the fund’s weekly liquid assets fall below designated thresholds and such liquidity fees or redemption gates are determined by the Board to be in the best interest of the fund.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense.

Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Income distributions are declared daily and paid monthly. Distributions to shareholders are recorded on the ex-dividend date.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and its net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Trustees (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values. For example, securities held by a money market fund are generally high quality and liquid; however, they are reflected as Level 2 because the inputs used to determine fair value are not quoted prices in an active market.

In accordance with Rule 2a-7 under the 1940 Act, the fund values its securities at amortized cost, which approximates fair value. Securities for which amortized cost is deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. On August 31, 2016, all of the fund’s financial instruments were classified as Level 2 in the fair value hierarchy.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

At August 31, 2016, the cost of investments for federal income tax purposes was $55,166,000.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.10% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.270% for assets in excess of $500 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At August 31, 2016, the effective annual group fee rate was 0.29%.

The fund is also subject to a contractual expense limitation through June 30, 2017. During the limitation period, Price Associates is required to waive its management fee and pay the fund for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the fund’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation of 0.55%. For a period of three years after the date of any payment or waiver, the fund may repay Price Associates for expenses previously waived/paid to the extent its net assets grow or expenses decline sufficiently to allow repayment without causing the fund’s expense ratio to exceed its expense limitation. Such repayment is subject to shareholder approval. Pursuant to this agreement, $82,000 of expenses were waived/paid Price Associates during the six months ended August 31, 2016. Including these amounts, expenses previously waived/paid by Price Associates in the amount of $402,000 remain subject to repayment by the fund at August 31, 2016.

Price Associates may voluntarily waive all or a portion of its management fee and reimburse operating expenses to the extent necessary for the fund to maintain a zero or positive net yield (voluntary waiver). This voluntary waiver is in addition to the contractual expense limit in effect for the fund. Any amounts waived/paid by Price Associates under this voluntary agreement are not subject to repayment by the fund. Price Associates may amend or terminate this voluntary arrangement at any time without prior notice. For the six months ended August 31, 2016, expenses waived/repaid totaled $69,000.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. For the six months ended August 31, 2016, expenses incurred pursuant to these service agreements were $23,000 for Price Associates and $23,000 for T. Rowe Price Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. Purchases and sales cross trades aggregated $3,500,000 and $2,200,000, respectively, with net realized gain of $0 for the six months ended August 31, 2016. Generally, cross trades were executed due to the limited supply of high-quality municipal securities available in the market and the adviser’s decision to continue owning certain investments in funds or accounts advised by Price Associates.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www3.troweprice.com/usis/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On March 11, 2016, the fund’s Board of Trustees (Board), including a majority of the fund’s independent trustees, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s three-month, one-year, and year-by-year returns, as well as the fund’s average annualized total returns over the 3-, 5-, and 10-year periods, and compared these returns with a wide variety of comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. While the Board did not review information regarding profits realized from managing the fund in particular because the fund had either not achieved sufficient portfolio asset size or not recognized sufficient revenues to produce meaningful profit margin percentages, the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the T. Rowe Price funds.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations. The Board noted that an arrangement is in place whereby the Advisor may voluntarily waive all or a portion of the management fee it is entitled to receive from the fund or pay all or a portion of the fund’s operating expenses in order to maintain a zero or positive net yield for the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. After including reductions resulting from the voluntary fee waiver arrangement, the information provided to the Board indicated that the fund’s management fee rate and total expense ratio were at or below the median for comparable funds.

The Board also reviewed the fee schedules for institutional accounts (including subadvised mutual funds) and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to subadvisory and other institutional account clients, including information about how the requirements and economics of the institutional business differ from those of the Advisor’s proprietary mutual fund business. The Board considered information showing that the Advisor’s proprietary mutual fund business is generally more complex from a business and compliance perspective than its institutional account business, and considered various other relevant factors, including the broader scope of operations and oversight, more extensive shareholder communication infrastructure, greater asset flows, heightened business risks, and differences in applicable laws and regulations associated with the Advisor’s proprietary mutual fund business. In assessing the reasonableness of the fund’s management fee rate, the Board considered the differences in the nature of the services required for the Advisor to manage its proprietary mutual fund business versus managing a discrete pool of assets as a subadvisor to another institution’s mutual fund or for another institutional account, and the degree to which the Advisor performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder). The independent trustees were advised throughout the process by independent legal counsel.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price State Tax-Free Income Trust

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date October 17, 2016

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date October 17, 2016

	By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date October 17, 2016